Commitments and Contingencies	9 Months Ended
Sep. 30, 2014
Commitments and Contingencies
Commitments and Contingencies

16. Commitments and Contingencies

        At September 30, 2014, we had committed to purchase 357 new aircraft, and 17 new spare engines scheduled for delivery through 2022 with aggregate estimated total remaining payments (including adjustments for certain contractual escalation provisions) of approximately $22.1 billion. The majority of these commitments to purchase new aircraft and engines are based upon agreements with each of Boeing, Airbus, Embraer and Pratt and Whitney. In addition, AeroTurbine has agreed to purchase one used aircraft and two engines under other flight equipment purchase agreements for an aggregate purchase commitment of $17.6 million.

Asset Value Guarantees

        ILFC had previously contracted to provide guarantees on a portion of the residual value of certain aircraft to financial institutions and other third parties for a fee, some of which are still outstanding. These guarantees expire at various dates through 2023 and generally obligate us to pay the shortfall between the fair market value and the guaranteed value of the aircraft and, in certain cases, provide us with an option to purchase the aircraft for the guaranteed value. As of September 30, 2014, 13 guarantees were outstanding, of which three have been exercised. Subsequent to September 30, 2014, we entered into agreements to sell two of those aircraft in 2015.

        Management regularly reviews the underlying values of the aircraft collateral to determine our exposure under asset value guarantees. We did not record any provisions for losses on asset value guarantees during the period beginning January 1, 2014 and ending May 13, 2014. We recorded provisions for losses on asset value guarantees of $93.9 million related to four guarantees and $100.5 million related to six guarantees during the three and nine months ended September 30, 2013, respectively. The amounts recorded reflect the differences between the estimated fair market value of the aircraft at the expected purchase date and the guaranteed value of these aircraft, adjusted for contractual provisions that limit our expected losses.

        As of the Closing Date, we revalued the assets and liabilities of ILFC based on their fair value when we applied the acquisition method of accounting. At September 30, 2014, the carrying value of the asset value guarantee liability was $133.5 million and the maximum aggregate potential commitment that we were obligated to pay under these guarantees, including those exercised, and without any offset for the projected value of the aircraft or other contractual features that may limit our exposure, was approximately $316.6 million.

        The Predecessor carrying balance of asset value guarantees, which consisted of unamortized deferred premiums and reserves, was $128.7 million at December 31, 2013 and was included in Accrued interest and other payables on the Predecessor Condensed, Consolidated Balance Sheet.

Contingencies

Legal Proceedings

        Yemen Airways-Yemenia:    ILFC is named in a lawsuit in connection with the 2009 crash of an Airbus A310-300 aircraft owned by ILFC and on lease to Yemen Airways-Yemenia, a Yemeni carrier ("Hassanati Action"). The Hassanati plaintiffs are families of deceased occupants of the flight and seek unspecified damages for wrongful death, costs, and fees. The Hassanati Action commenced in January 2011 and is pending in the United States District Court for the Central District of California. On February 18, 2014, the district court granted summary judgment in ILFC's favor and dismissed all of the Hassanati plaintiffs' remaining claims. The Hassanati plaintiffs have appealed the judgment. On August 29, 2014, a new group of plaintiffs filed a lawsuit against ILFC in the United States District Court for the Central District of California (the "Abdallah Action"). The Abdallah Action claims unspecified damages from ILFC on the same theory as does the Hassanati Action. We believe that ILFC has substantial defenses on the merits and is adequately covered by available liability insurance in respect of both the Hassanati Action and the Abdallah Action. We do not believe that the outcome of either lawsuit will have a material effect on our consolidated financial condition, results of operations or cash flows.

        Air Lease:    On April 24, 2012, ILFC and AIG filed a lawsuit in the Los Angeles Superior Court against ILFC's former CEO, Steven Udvar Hazy, Mr. Hazy's current company, Air Lease Corporation (ALC), and a number of ALC's officers and employees who were formerly employed by ILFC. The lawsuit alleges that Mr. Hazy and the former officers and employees, while employed at ILFC, diverted corporate opportunities from ILFC, misappropriated ILFC's trade secrets and other proprietary information, and committed other breaches of their fiduciary duties, all at the behest of ALC.

        The complaint seeks monetary damages and injunctive relief for breaches of fiduciary duty, misappropriation of trade secrets, unfair competition, and various other violations of state law.

        On August 15, 2013 ALC filed a cross-complaint against ILFC and AIG. Relevant to ILFC, ALC's cross-complaint alleges that ILFC entered into, and later breached, an agreement to sell aircraft to ALC. Based on these allegations, the cross-complaint asserts a claim against ILFC for breach of contract. The cross-complaint seeks significant compensatory and punitive damages. We believe we have substantial defenses on the merits and will vigorously defend ourselves against ALC's claims.

        On April 23, 2014, ILFC filed an amended complaint adding as a defendant Leonard Green & Partners, L.P. The complaint adds claims against Leonard Green & Partners, L.P. for aiding and abetting the individual defendants' breaches of their fiduciary duties and duty of loyalty to ILFC and for unfair competition.

        We are also a party to various claims and litigation matters arising in the ordinary course of our business. We do not believe that the outcome of these matters, individually or in the aggregate, will be material to our consolidated financial condition, results of operations or cash flows.